UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2005

                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 0-22534-LA                 77-0227341
     (State or other           (Commission File            (IRS Employer
     jurisdiction of                Number)             Identification No.)
      incorporation)

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                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (831) 753-6262

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On November 8, 2005 Monterey Gourmet Foods, Inc. (the "Company") issued a press release regarding the Company's financial results for its third quarter ended September 30, 2005. The full text of the Company's press release is attached hereto as Exhibit 99.1.

The information in this report and the attached exhibit is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01. Financial Statements and Exhibits.

        Exhibit
          No.                            Description

         99.1          November 8, 2005 Press Release by Monterey Gourmet Foods,
                       Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MONTEREY PASTA COMPANY

Date: November 14, 2005          By: /s/ SCOTT S. WHEELER
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                                     Scott  S. Wheeler
                                     Chief Financial Officer

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